NYSE:NREF 4Q 2025 Financial Supplement February 26, 2026 CONTACT NEXPOINT REAL ESTATE FINANCE (NYSE:NREF) 300 Crescent Court, Suite 700 Dallas, Texas 75201 (w) nref.nexpoint.com INVESTOR RELATIONS Kristen Griffith (p) 214.908.1854 (e) kgriffith@nexpoint.com

Cautionary Statements FORWARD LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend", "may", "should" , "target" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and industry, as well as the industries the Company invests in, in general, guidance for financial results for the first quarter of 2026, including the Company's estimated net income, earnings per share, earnings available for distribution (“EAD”), cash available for distribution (“CAD”), EAD per diluted common share, CAD per diluted common share, dividend coverage ratios, including the CAD T-12 coverage ratio and related assumptions and estimates, portfolio commentary, including the resiliency of SFR and life science demand and the Company's intent to not settle Series B or Series C preferred redemptions in shares of common stock when the Company's common stock price is below book value. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the “SEC”), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD, CAD, EAD and CAD per diluted common share, and adjusted weighted average common shares outstanding - diluted. EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. The Company also adjusts EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non- controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to our external manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs. We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs. Adjusted weighted average common shares outstanding - diluted is calculating by subtracting the dilutive effect of potential redemptions of Series B and Series C preferred shares for shares of our common stock from weighted average common shares outstanding - diluted. We believe providing adjusted weighted average common shares outstanding - diluted to our investors is helpful in their assessment of our performance without the potential dilutive effect of the Series B and Series C preferred shares. We have the right to redeem the Series B and Series C preferred shares for cash or shares of our common stock. Additionally, Series B and Series C preferred redemptions are capped at 2% of the outstanding Series B or Series C preferred shares per month, 5% per quarter and 20% per year, respectively. The Company maintains sufficient liquidity to pay cash to cover any redemptions up to the quarterly redemption cap. Further, it is the Company's intent to not settle Series B or Series C preferred redemptions in shares of common stock when the Company's stock price is below book value. Adjusted weighted average common shares outstanding - diluted should not be considered as an alternative to the GAAP measures. Our computation of adjusted weighted average common shares outstanding - diluted may not be comparable to similar measures reported by other companies. Starting in Q2 2024, EAD and CAD per diluted common share are based on adjusted weighted average common shares outstanding - diluted. Prior period EAD and CAD per diluted common share have not been updated to reflect this adjustment as the dilutive effect of potential preferred redemptions were immaterial to prior periods. ADDITIONAL INFORMATION For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the “Financials" tab. 2

NexPoint Real Estate Finance 12.0% I N S I D E R O W N E R S H I P 3 13.7% I M P L I E D D I V I D E N D Y I E L D 2 23.5% D I S C O U N T T O B O O K 1 Company Overview NexPoint Real Estate Finance, Inc. (“NREF” or the “Company”) is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental (”SFR”), self-storage and life science sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties. The Company also lends to redevelopment and development projects in special situations where there is strong sponsorship and clear and visible cost basis detachment points and exit options. NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. (“NREA”), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate experience. 1. BASED ON DECEMBER 31, 2025, BOOK VALUE INCLUDING REDEEMABLE NON-CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING FEBRUARY 25, 2026 IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 4Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON FEBRUARY 25, 2026 INCLUDES NON-CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING FEBRUARY 25, 2026 BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING FEBRUARY 25, 2026 2. 3. 4. NREF Total Return vs Peers4 3

$5.7MM L O A N D R A W Funded $5.7MM on a loan. The loan pays a monthly coupon of SOFR+900bps 4Q 2025 Highlights FINANCIAL PORTFOLIO CAPITALIZATION $26.1MM N E T I N C O M E I N 4 Q 2 0 2 5 Net income attributable to common stockholders of $13.6MM or $0.52 per diluted common share $12.2MM 4 Q 2 0 2 5 C A S H A V A I L A B L E F O R D I S T R I B U T I O N $0.53 per diluted common share1 $434.6MM B O O K V A L U E $19.10 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A, Series B and Series C Preferred Stock 4Q 2025 Dividend P A I D O N D E C E M B E R 3 1 , 2 0 2 5 Paid a 4Q 2025 dividend of $0.50 per common share on December 31, 2025 3.1 Years W E I G H T E D A V E R A G E R E M A I N I N G T E R M 4 $60.5MM S E R I E S B P R E F E R R E D Raised $60.5MM of Series B Preferred in the amount of 2.5MM shares $1.2B O U T S T A N D I N G T O T A L P O R T F O L I O Composed of 92 investments2 0.92X D E B T T O E Q U I T Y R A T I O As of December 31, 2025 $17.4MM L O A N D R A W Funded two marina loans for $17.4MM combined. Each loan pays a monthly coupon of 13.0% 1. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED SHARES FOR COMMON STOCK. SEE “RECONCILIATIONS” SLIDE AS OF DECEMBER 31, 2025, AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS SERIES B AND C COVERAGE IS CALCULATED BY TAKING THE NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS OF $13.6MM OR CASH AVAILABLE FOR DISTRIBUTION OF $12.2MM FOR 4Q 2025 DIVIDED BY THE COMBINED NREF SERIES B AND SERIES C PREFERRED DIVIDENDS OF $8.7MM FOR THE QUARTER. AS OF DECEMBER 31, 2025, AND EXCLUDING THE COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS, THE REMAINING NET ASSETS RELATED TO THE HUDSON MONTFORD MULTIFAMILY PROPERTY AFTER ITS SALE, THE ALEXANDER AT THE DISTRICT AND MAG & MAY MULTIFAMILY PROPERTIES 2. 3. 4. $22.5MM L O A N D R A W Funded $22.5MM on a loan. The loan pays a monthly coupon of 11.0% 1.57X and 1.40X N E T I N C O M E A N D C A D S E R I E S B A N D C C O V E R A G E , R E S P E C T I V E L Y 3 As of December 31, 2025

4Q 2025 Earnings And Book Value • Earnings and Book Value Net interest income of $11.1MM, a decrease of $1.4MM compared to 3Q 2025 Net income of $26.1MM, with net income attributable to common stockholders of $13.6MM, or $0.52 per diluted common share; compared to a net income of $50.9MM, with net income attributable to common stockholders of $35.0MM, or $1.14 per diluted common share in 3Q 2025 Earnings available for distribution of $11.0MM, or $0.481 per diluted common share; compared to $0.51 per diluted common share in 3Q 2025 BV per diluted common share including redeemable NCI in the Operating Partnership increased 1.4% to $19.10/share, compared to $18.83/share at the end of 3Q 2025 1. EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED SHARES FOR COMMON STOCK. SEE “RECONCILIATIONS” SLIDE

1. EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS, AND DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF ALL OUTSTANDING SERIES B AND SERIES C PREFERRED SHARES FOR COMMON STOCK. EAD AND CAD PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. ADDITIONALLY, THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD AND CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B AND SERIES C PREFERRED SHARES FOR COMMON STOCK. SEE “RECONCILIATIONS” SLIDE 2. 3. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2026 IS ESTIMATED TO BE BETWEEN $6.5 MILLION AND $8.8 MILLION. EPS, EAD, CAD AND GUIDANCE E P S / E A D / C A D Earnings per diluted share for 4Q 2025 is $0.52, compared to earnings per diluted share of $1.14 reported in 3Q 2025 4Q 2025 EAD per diluted common share2 is $0.48, a decrease of 6.1% compared to 3Q 2025 reported EAD per diluted common share 4Q 2025 CAD per diluted common share2 is $0.53, which remained consistent compared to 3Q 2025 reported CAD per diluted common share G U I D A N C E 1Q 2026 EAD per diluted common share2 guidance is $0.403 at the mid- point 1Q 2026 CAD per diluted common share2 guidance is $0.503 at the mid- point Earnings per Share (EPS)1, EAD2 and CAD2 (6.1)% 36.5% (16.5)% (54.4)% 17.5% 111.1% 5.0% (22.9)% 62.8% 10.4% (41.9)% (50.2)% (5.7)% 0.0% 15.2% 2.6% (4.6)% (30.1)% 6

Dividend and Coverage Dividend and EPS/EAD/CAD Coverage 4 Q 2 0 2 5 D I V I D E N D : 4Q dividend of $0.50 per common share was paid on December 31, 2025 4Q 2025 EPS dividend coverage is 1.04x 4Q 2025 EAD dividend coverage is 0.96x 4Q 2025 CAD dividend coverage is 1.06x 1 Q 2 0 2 6 D I V I D E N D : 1Q 2026 dividend of $0.50 per common share declared by the Board of Directors to be paid on March 31, 2026 1Q 2026 estimated EPS dividend coverage of 0.66x 1Q 2026 estimated EAD dividend coverage of 0.80x 1Q 2026 estimated CAD dividend coverage of 1.00x NOTE: EPS, EAD PER COMMON SHARE AND CAD PER COMMON SHARE ON THIS SLIDE ARE PER DILUTED SHARE. 1. CAD T-12 COVERAGE IS CALCULATED BY (A) ADDING CAD/COMMON SHARE FOR THE FOUR QUARTERS INCLUDED IN THE TRAILING TWELVE MONTH PERIOD AND (B) DIVIDING THE SUM BY THE DIVIDENDS PAID PER SHARE FOR THE APPLICABLE TWELVE MONTH PERIOD. FOR RECONCILIATIONS OF CAD/COMMON SHARE, SEE THE RECONCILIATION SLIDES INCLUDED HEREIN. ESTIMATED 1Q 2026 CAD T-12 COVERAGE INCLUDES ESTIMATED 1Q 2026 CAD/COMMON SHARE BASED ON THE MIDPOINT OF THE RANGE.

Portfolio Commentary Defensive Portfolio Characteristics The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, common stock investments, multifamily properties, promissory notes, preferred stock investments, revolving credit facilities and stock warrants in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences, marina) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for- sale loans. 3.1 Y E A R S A V E R A G E R E M A I N I N G T E R M 3 82.5% O F P O R T F O L I O S T A B I L I Z E D 3 63.6% W E I G H T E D A V G L O A N T O V A L U E 3 1.24x W E I G H T E D A V G D S C R 3 1. 2. 3. FREDDIE MAC; DECEMBER 2025 AS OF DECEMBER 31, 2025 AS OF DECEMBER 31, 2025, AND EXCLUDING THE COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS, THE REMAINING NET ASSETS RELATED TO THE HUDSON MONTFORD MULTIFAMILY PROPERTY AFTER ITS SALE AND THE ALEXANDER AT THE DISTRICT AND MAG & MAY MULTIFAMILY PROPERTIES MULTIFAMILY SINGLE-FAMILY RENTAL SELF-STORAGE Historically minimal credit losses across Freddie Mac's multifamily debt portfolio, including during periods of significant market stress, underscoring the durability and defensiveness of the asset class as collateral for NREF's lending activities Aggregate losses in Freddie Mac’s origination history have averaged approximately 2 bps per year dating back to 2009, with just $122.2MM in cumulative losses on $617.8B of combined issuance through December 2025 Multifamily construction starts declined over 40% between 2023 and 2025, with new deliveries forecast to bottom near ~327,000 units in 2027—well below the 2024 peak of ~600,000 units—creating a favorable supply-demand backdrop for rent recovery and asset performance SFR has matured into an institutionally recognized asset class with resilience characteristics comparable to traditional multifamily; the number of households renting single-family homes rose 1.7% in 2025 to a seven-year high, reflecting structural demand growth SFR occupancy rates have remained robust, supported by life-event demand drivers that persist across economic cycles Self-storage fundamentals reached cyclical trough in 2025 and are expected to strengthen through 2026, supported by a sharp decline in new construction— development pipelines have contracted to levels well below historical averages LIFE SCIENCES Near-term oversupply headwinds are self-correcting: speculative construction starts have materially slowed since late 2023, and the remaining spec pipeline is expected to deliver through 2026—after which new supply will be limited to fully pre-leased build-to-suit projects Biomanufacturing and onshoring are emerging as powerful demand drivers, as pharmaceutical companies invest in domestic manufacturing capacity to strengthen supply chains, creating robust demand for specialized facilities that has partially offset weaker lab/R&D leasing

Portfolio Commentary1 1. AS OF DECEMBER 31, 2025, AND EXCLUDING COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS, THE REMAINING NET ASSETS RELATED TO THE HUDSON MONTFORD MULTIFAMILY PROPERTY AFTER ITS SALE AND THE ALEXANDER AT THE DISTRICT AND MAG & MAY MULTIFAMILY PROPERTIES Geographic and Asset Type Exposure1 $1.2B CURRENT PRINCIPAL1 63.6% WEIGHTED AVG LTV1 GA 6% FL 6% TX 16% MD 4% CA 7% MA 24% LESS THAN 4.0% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

4Q 2025 PORTFOLIO

4Q 2025 Portfolio $s IN 0,000s EXCEPT PER SHARE DATA # Investment (1) Location Property Type Investment Date Current Principal Amount Net Equity (2) Coupon (3) Remaini ng Term (4) Loan to Value DSCR Senior Loans 1 Senior Loan Various Single-family 2/11/2020 $ 7,422 $ 1,036 5.4% 2.1 50.3% 2 Senior Loan Various Single-family 2/11/2020 5,029 571 5.2% 2.8 50.8% 3 Senior Loan Various Single-family 2/11/2020 31,793 3,330 4.7% 0.3 33.5% 4 Senior Loan Various Single-family 2/11/2020 9,224 1,010 6.1% 2.8 69.4% 5 Senior Loan Various Single-family 2/11/2020 34,669 3,556 5.6% 2.8 66.2% 6 Senior Loan Various Single-family 2/11/2020 5,313 586 6.0% 2.9 64.6% 7 Senior Loan Various Single-family 2/11/2020 8,340 1,003 5.9% 3.0 51.0% 8 Senior Loan Various Single-family 2/11/2020 6,237 780 5.5% 3.2 65.5% 9 Senior Loan Various Single-family 2/11/2020 10,523 1,261 4.7% 0.2 63.2 % Total Senior Loan $ 118,550 $ 13,133 5.3% 1.9 54.6 % CMBS B-Pieces 1 CMBS B-Piece Various Multifamily 2/11/2020 $ 13,202 (5) $ 3,164 10.1% 0.2 63.0% 2 CMBS B-Piece Various Multifamily 2/11/2020 28,581 (5) 7,026 5.7% 0.9 65.4% 3 CMBS B-Piece Various Multifamily 7/30/2020 15,172 (5) (4,964) 13.1% 1.5 68.1% 4 CMBS B-Piece Various Multifamily 4/20/2021 14,087 (5) 3,073 10.3% 5.2 70.3% 5 CMBS B-Piece Various Multifamily 6/30/2021 108,303 (5) 25,314 — % 1.0 81.8% 6 CMBS B-Piece Various Multifamily 5/2/2022 23,642 (5) 5,329 4.9% 12.9 57.7% 7 CMBS B-Piece Various Multifamily 7/28/2022 53,286 (5) 13,447 9.3% 3.6 63.1% 8 CMBS B-Piece Various Multifamily 2/22/2024 32,869 (5) 6,992 5.9% 3.1 58.9% 9 CMBS B-Piece Various Multifamily 4/24/2024 33,611 (5) 7,923 5.6% 3.2 57.1 % Total CMBS B-Piece $ 322,753 $ 67,304 5.1% 3.0 68.7 % CMBS I/O Strips 1 CMBS I/O Strip Various Multifamily 5/18/2020 $ 17,590 (6) $ 266 2.0% 4.1 70.2% 2 CMBS I/O Strip Various Multifamily 8/6/2020 108,643 (6) 2,845 3.0% 4.5 68.7% 3 CMBS I/O Strip Various Multifamily 4/28/2021 62,987 (6) 856 1.6% 4.1 63.5% 4 CMBS I/O Strip Various Multifamily 5/27/2021 20,000 (6) 581 3.4% 4.4 65.8% 5 CMBS I/O Strip Various Multifamily 6/7/2021 4,266 (6) 58 2.3% 2.9 66.3% 6 CMBS I/O Strip Various Multifamily 6/11/2021 85,340 (6) 544 2.0% 3.4 64.6% 7 CMBS I/O Strip Various Multifamily 6/24/2021 18,983 (6) 144 — % 4.4 59.6% 8 CMBS I/O Strip Various Multifamily 8/10/2021 25,000 (6) 333 1.9% 4.3 73.0% 9 CMBS I/O Strip Various Multifamily 8/11/2021 6,942 (6) 255 3.1% 5.6 65.5% 10 CMBS I/O Strip Various Multifamily 8/24/2021 1,625 (6) 40 2.6% 5.1 61.2% 11 CMBS I/O Strip Various Multifamily 9/1/2021 34,625 (6) 609 1.9% 4.5 61.5% 12 CMBS I/O Strip Various Multifamily 9/11/2021 20,902 (6) 725 3.0% 5.7 62.2% 13 CMBS I/O Strip Various Multifamily 1/16/2025 15,000 (6) 1,362 5.7% 8.9 48.1% 14 CMBS I/O Strip Various Multifamily 4/15/2025 15,327 (6) 1,365 5.7% 8.3 58.6 % Total CMBS I/O Srtip $ 437,230 $ 9,983 2.5% 4.5 63.2%

4Q 2025 Portfolio $s IN 0,000s EXCEPT PER SHARE DATA # Investment (1) Location Property Type Investment Date Current Principal Amount Net Equity (2) Coupon (3) Remaining Term (4) Loan to Value DSCR Mezzanine Loans 1 Mezzanine Houston, TX Multifamily 6/12/2020 $ 5,000 $ 5,000 11.0% 1.4 74.9% 2 Mezzanine Wilmington, DE Multifamily 10/20/2020 5,470 2,208 7.5% 3.3 89.3% 3 Mezzanine White Marsh, MD Multifamily 10/20/2020 10,380 4,238 7.4% 5.5 84.8% 4 Mezzanine Philadelphia, PA Multifamily 10/20/2020 14,253 5,768 7.6% 3.4 89.4% 5 Mezzanine Daytona Beach, FL Multifamily 10/20/2020 3,700 1,488 7.8% 2.8 81.5% 6 Mezzanine Laurel, MD Multifamily 10/20/2020 12,000 4,895 7.7% 5.3 84.9% 7 Mezzanine Temple Hills, MD Multifamily 10/20/2020 3,000 1,225 7.3% 5.6 83.1% 8 Mezzanine Temple Hills, MD Multifamily 10/20/2020 1,500 612 7.2% 5.6 78.6% 9 Mezzanine Lakewood, NJ Multifamily 10/20/2020 5,540 2,236 7.3% 3.3 81.1% 10 Mezzanine North Aurora, IL Multifamily 10/20/2020 6,829 2,750 7.5% 3.0 71.0% 11 Mezzanine Rosedale, MD Multifamily 10/20/2020 3,620 1,478 7.4% 5.5 83.3% 12 Mezzanine Cockeysville, MD Multifamily 10/20/2020 9,610 3,923 7.4% 5.5 84.3% 13 Mezzanine Laurel, MD Multifamily 10/20/2020 7,390 3,017 7.4% 5.5 80.3% 14 Mezzanine Las Vegas, NV Multifamily 10/20/2020 1,190 480 7.7% 3.2 75.5% 15 Mezzanine Atlanta, GA Multifamily 10/20/2020 3,310 1,337 6.9% 3.5 80.3% 16 Mezzanine Des Moines, IA Multifamily 10/20/2020 2,880 1,159 7.9% 2.8 81.6% 17 Mezzanine Urbandale, IA Multifamily 10/20/2020 4,010 1,613 7.9% 2.8 83.8% 18 Mezzanine Irving, TX Multifamily 11/18/2021 12,600 12,541 — % 2.9 92.8% 19 Mezzanine Rogers, AR Multifamily 6/9/2022 3,784 (7) 3,783 — % (0.1) N/A 20 Mezzanine Beacon, NY Self-Storage 8/1/2025 3,712 3,437 10.9% 0.6 N/A 21 Mezzanine Rockville, NY Self-Storage 10/23/2025 2,416 2,191 8.8% 4.8 N/A 22 Mezzanine Cambridge, MA Life Science 1/26/2024 107,733 (8) 107,733 14.0% 1.1 21.1 % Total Mezzanine $ 229,927 $ 173,112 10.2% 2.6 51.8 % Preferred Equity 1 Preferred Equity Houston, TX Multifamily 5/29/2020 $ 12,735 $ 12,735 11.0% 4.3 89.3% 2 Preferred Equity Holly Springs, NC Life Science 9/29/2021 24,142 24,109 10.0% 0.8 N/A 3 Preferred Equity Las Vegas, NV Multifamily 12/28/2021 11,377 11,377 10.5% 6.2 52.0% 4 Preferred Equity Vacaville, CA Life Science 1/14/2022 36,068 36,058 10.0% 0.8 31.9% 5 Preferred Equity Beaumont, TX Self-Storage 4/7/2022 3,903 3,880 13.8% 4.7 N/A 6 Preferred Equity Temple, TX Self-Storage 6/8/2022 4,480 4,456 13.1% 4.7 N/A 7 Preferred Equity Medley, FL Self-Storage 7/1/2022 13,000 12,970 11.0% 1.5 109.6% 8 Preferred Equity Plano, TX Multifamily 8/10/2022 8,500 8,500 — % (0.1) 81.8% 9 Preferred Equity Woodbury, MN Life Science 10/19/2022 5,077 5,114 10.0% 0.8 60.6% 10 Preferred Equity Forney, TX Multifamily 2/10/2023 30,557 30,576 11.0% 2.3 N/A 11 Preferred Equity Richmond, VA Multifamily 2/24/2023 29,768 29,784 11.0% 1.2 N/A 12 Preferred Equity Phoenix, AZ Single-family 5/16/2023 22,060 21,944 13.5% 1.3 N/A 13 Preferred Equity Houston, TX Life Science 5/17/2023 4,192 4,154 13.0% 1.0 47.8% 14 Preferred Equity Knoxville, TN Marina 6/28/2024 7,500 7,475 13.0% 2.8 68.8% 15 Preferred Equity Kuttawa, KY Marina 3/19/2025 5,285 5,285 13.0% 9.6 N/A 16 Preferred Equity Houston, TX Multifamily 1/31/2025 1,200 1,200 14.0% 2.3 84.0% 17 Preferred Equity Grafton, IL Marina 12/12/2025 8,293 8,258 13.0% 10.0 N/A 18 Preferred Equity Eufuala, OK Marina 12/4/2025 9,055 9,023 13.0% 0.9 N/A 19 Preferred Equity Miami, FL Industrial 12/10/2025 22,500 22,222 11.0% 5.0 N/A 20 Preferred Equity Kirkland, WA Multifamily 10/5/2022 1,484 1,478 9.0% 2.0 90.8 % Total Preferred Equity $ 261,176 $ 260,598 10.9% 2.5 78.5% 12

4Q 2025 Portfolio $s IN 0,000s EXCEPT PER SHARE DATA # Investment (1) Location Property Type Investment Date Current Principal Amount Net Equity (2) Coupon (3) Remaining Term (4) Loan to Value DSCR Common Equity 1 Common Stock N/A Self-Storage 11/6/2020 N/A $ 24,761 N/A N/A N/A 2 Common Stock N/A Ground Lease 4/14/2022 N/A 24,343 N/A N/A N/A 3 Common Equity Forney, TX Multifamily 2/10/2023 N/A — N/A N/A N/A 4 Common Equity Richmond, VA Multifamily 2/24/2023 N/A — N/A N/A N/A 5 Common Equity Atlanta, GA Multifamily 9/8/2023 N/A — N/A N/A N/A 6 Common Equity Irving, TX Multifamily 7/8/2025 N/A — N/A N/A N/A 7 Membership Interest Various Multifamily 4/9/2024 N/A 1,714 N/A N/A N/A Total Common Equity $ 50,818 Preferred Stock 1 Preferred Stock Various Life Science 11/9/2023 N/A $ 18,615 10.5 % N/A N/A 2 Preferred Stock Various Life Science 1/2/2025 N/A 136,115 16.5 % N/A N/A 3 Preferred Stock Various Self-Storage 10/6/2025 N/A 3,161 15.0 % N/A N/A Total Preferred Stock $ 157,891 15.8 % Real Estate 1 Real Estate Charlotte, NC Multifamily 12/31/2021 N/A (9) $ 102 N/A N/A N/A 2 Real Estate Atlanta, GA Multifamily 10/10/2023 N/A (10) (2,500) N/A N/A N/A 3 Real Estate Ft Worth, TX Multifamily 10/1/2025 N/A (11) 6,506 N/A N/A N/A Total Real Estate Promissory Note $ 4,108 1 Promissory Note Various Single-family 7/10/2024 12,500 12,500 15.0% 0.5 N/A 2 Promissory Note Las Vegas, NV Multifamily 9/30/2025 3,000 3,000 8.0% 0.8 N/A Total Promissory Note $ 15,500 $ 15,500 13.7% 0.6 Revolving Credit Facility 1 Revolving Credit Facility Various Life Science 12/31/2024 $ 148,600 $ 138,904 13.5% 2.0 70.9 % Stock Warrants 1 Stock Warrant Various Life Science 5/23/2024 N/A $ 141,186 N/A N/A N/A Portfolio Total $ 1,533,736 $ 1,032,537 7.6% 3.1 63.6% 1.24x 1. 2. 3. 4. 5. 6. 7. 8. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, common stock investments, multifamily property, promissory notes, revolving credit facilities and stock warrants as well as the net equity of our CMBS B-Piece investments. Net equity represents the carrying value less borrowings collateralized by the investment. The weighted average coupon is weighted on the current principal balance. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off. The mezzanine loan was extended effective April 9, 2025 to May 16, 2025, and extended further to November 10, 2025. The associated property has been sold, with a remaining equity balance owed to the Company that must be included in the financial statements pursuant to applicable accounting standards. Effective April 1, 2024, the Company reclassified this investment from mezzanine loan to senior loan because there was no senior mortgage on the property collateralized by the loan. Effective September 30, 2025, the Company reclassified this investment back to a mezzanine loan because as of September 30, 2025 there is a senior mortgage on the property collateralized by the loan. Real Estate is a 204-unit multifamily property the Company sold on July 22, 2025. The Company must include the net assets still owed in its financial statements pursuant to applicable accounting standards. Real Estate is a 280-unit multifamily property. Real Estate is a 240-unit multifamily property.

FINANCIALS

Financials $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Income Statement For the three months ended Interest income December 31, September 30, 2025 2025 $ 22,212 $ 22,853 Interest expense (11,110) (10,356) Net interest income 11,102 12,497 Other income (loss) 22,735 46,717 Total operating expenses (7,780) (8,352) Net income (loss) 26,057 50,862 Net (income) loss attributable to Series A Preferred stockholders (874) (874) Net (income) loss attributable to Series B Preferred stockholders (8,656) (7,174) Net (income) loss attributable to Series C Preferred stockholders (13) — Net income attributable to redeemable noncontrolling interests (2,933) (7,782) Net income (loss) attributable to common stockholders 13,581 35,032 Weighted average common shares outstanding - diluted 48,769 43,854 Earnings (loss) per share outstanding - diluted $ 0.52 $ 1.14 Book Value December 31, December 31, 2025 2024 Common stockholder' equity $ 352,119 $ 295,624 Redeemable noncontrolling interests in the OP 82,505 86,164 Total equity 434,624 381,788 Redeemable OP untits 4,186 5,038 Common shares outstanding 18,574 17,461 Combined book value per share $ 19.10 $ 16.97 Financials $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Balance Sheet Cash and cash equivalents December 31, December 31, 2025 2024 $ 31,114 $ 3,877 Restricted cash 3,240 3,176 Net operating real estate investments 113,879 121,836 Loans, held-for-investments, net 613,411 497,544 Common stock investments, at fair value 49,104 57,389 Equity method investments 1,714 1,504 Mortgage loans, held-for-investment, net 121,260 263,395 Preferred stock investments, at fair value 157,893 18,949 Accrued interest and divdends 62,139 41,208 Mortgage loans held in variable interest entities, at fair value 3,987,281 4,343,359 CMBS structured pass-through certificates, at fair value 40,435 34,979 Stock warrant investments, at fair value 141,186 27,400 Accounts receivable and other assets 550 1,457 Total Assets $ 5,323,206 $ 5,416,073 Secured financing agreements, net 176,141 235,769 Master repurchase agreements 258,038 243,454 Unsecured notes, net 229,112 221,001 Mortgages payable, net 106,151 95,464 Accounts payable and other accrued liabilities 13,699 9,458 Accrued interest payable 13,795 10,020 Bonds payable held in variable interest entities, at fair value 3,692,390 4,029,214 Total Liabilities $ 4,489,326 $ 4,844,380 Redeemable Series B Preferred Stock 359,783 149,045 Redeemable Series C Preferred Stock 1,868 — Redeemable NCI in the Operating Partnership 82,505 86,164 Total Stockholder' Equity 389,724 336,484 Total Liabilities and Stockholders' Equity $ 5,323,206 $ 5,416,073

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of 1Q 2026 Net Income to EAD 1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES.

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of 1Q 2026 EAD to CAD 1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES.

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of Net Income (Loss) to Earnings Available for Distribution 1. STARTING IN Q2 2024, EAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES. PRIOR PERIOD EAD AND CAD PER DILUTED COMMON SHARE HAVE NOT BEEN UPDATED TO REFLECT THIS ADJUSTMENT AS THE DILUTIVE EFFECT OF POTENTIAL PREFERRED REDEMPTIONS WERE IMMATERIAL TO PRIOR PERIODS.

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of Earnings Available for Distribution to CAD 1. STARTING IN Q2 2024, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES. PRIOR PERIOD EAD AND CAD PER DILUTED COMMON SHARE HAVE NOT BEEN UPDATED TO REFLECT THIS ADJUSTMENT AS THE DILUTIVE EFFECT OF POTENTIAL PREFERRED REDEMPTIONS WERE IMMATERIAL TO PRIOR PERIODS.